Exhibit 99.2

American Realty Capital Hospitality Trust, Inc.

Unaudited Pro Forma Condensed Consolidated/Combined Balance Sheet as of June, 30 2014, Unaudited Pro Forma Condensed Consolidated/Combined Statement of Operations for the Six Months Ended June 30, 2015, and for the Year Ended December 31, 2014

Barceló Portfolio Acquisition:

On March 21, 2014, the Company acquired the fee simple, leasehold and joint venture interests in six hotels (the”Barcelo Portfolio”). The aggregate purchase price of the Barceló Portfolio was approximately $110.1 million, exclusive of closing costs.

The unaudited Pro Forma Condensed Consolidated Statements of Operations, and the related pro forma adjustments for the six months ended June 30, 2015, and for the year ended December 31, 2014, were prepared as if the acquisition of the Barceló Portfolio (the “Barceló Transaction”) had occurred on January 1, 2015, and January 1, 2014, respectively.

No pro forma adjustments were made to the unaudited Pro Forma Condensed Consolidated Balance Sheet for the Barceló Acquisition as it is already reflected in the historical Condensed Consolidated Balance Sheet of the Company as of June 30, 2015.

Grace Portfolio Acquisition:

On February 27, 2015, the Company acquired the fee simple or leasehold interests in 116 hotels (the”Grace Portfolio”) from certain subsidiaries of Whitehall Real Estate Funds, an investment arm controlled by The Goldman Sachs Group, Inc. The aggregate purchase price under the purchase agreement was $1.808 billion, exclusive of closing costs and subject to certain adjustments at closing.

The unaudited Pro Forma Condensed Consolidated Statements of Operations and the related pro forma adjustments for the six months ended June 30, 2015, and for the year ended December 31, 2014, were prepared as if the acquisition of the Grace Portfolio (the “Grace Transaction”) had occurred on January 1, 2015, and January 1, 2014, respectively. The unaudited Pro Forma Condensed Consolidated Statements of Operations excludes results related to hotels which were removed from the Grace Portfolio acquisition but reflected in the Grace Portfolio financials.

No pro forma adjustments were made to the unaudited Pro Forma Condensed Consolidated Balance Sheet for the Grace Acquisition as it is already reflected in the historical Condensed Consolidated Balance Sheet of the Company as of June 30, 2015.

Summit Portfolio Acquisition:

On June 2, 2015, the Company through a wholly owned subsidiary of its operating partnership, entered into two separate agreements to purchase the fee simple interests in an aggregate portfolio of 26 hotels containing an aggregate of 2,793 guest rooms (the”Summit Portfolio”), from affiliates of Summit Hotel OP, LP, the operating partnership of Summit Hotel Properties, Inc. for an aggregate purchase price of $347.4 million. On October 15, 2015, the Company completed the acquisition of 10 hotels and the Company anticipates completing the acquisitions of the remaining 16 hotels by March 31, 2016.

The unaudited Pro Forma Condensed Consolidated/Combined Statements of Operation and the related pro forma adjustments for the six months ended June 30, 2015, and for the year ended December 31, 2014, were prepared as if the acquisition of the Summit Portfolio had occurred on January 1, 2015, and January 1, 2014, respectively. The unaudited Pro Forma Condensed Consolidated/Combined Balance Sheet and the related pro forma adjustments as of June 30, 2015, were prepared as if the acquisition of the Summit Portfolio had occurred on June 30, 2015.

The unaudited Pro Forma Condensed Consolidated/Combined Statements of Operation for the six months ended June 30, 2015, and for the year ended December 31, 2014, and the unaudited Pro Forma Condensed Consolidated/Combined Balance Sheet as of June 30, 2015, should be read in conjunction with the Company’s historical Condensed Consolidated/Combined financial statements and notes thereto. The unaudited Pro Forma Condensed Consolidated/Combined Statements of Operation for the six months ended June 30, 2015, and for the year ended December 31, 2014, and the unaudited Pro Forma Condensed Consolidated/Combined Balance Sheet as of June 30, 2015, are not necessarily indicative of what the actual results of operations would have been had the Company acquired the Summit Portfolio on January 1, 2015, January 1, 2014, or June 30, 2015, nor does it purport to present the future results of operations of the Company.

American Realty Capital Hospitality Trust, Inc.

Unaudited Pro Forma Condensed Consolidated/Combined Balance Sheet

(In thousands)

	ARC Hospitality (A)	Summit (B)	Pro Forma Combined	Pro Forma Adjustments		ARC Hospitality Pro Forma
	June 30, 2015	June 30, 2015	June 30, 2015	June 30, 2015		June 30, 2015
Assets
Real estate investments:
Land	$286,540	$32,528	$319,068	$ 19,136	C	$338,204
Buildings and improvements	1,486,493	208,390	1,694,883	53,530	C	1,748,413
Furniture, fixtures and equipment	138,281	41,976	180,257	(8,121)	C	172,136
Total real estate investments	1,911,314	282,894	2,194,208	64,545		2,258,753
Less: accumulated depreciation and amortization	(28,770)	(71,976)	(100,746)	71,976	D	(28,770)
Total real estate investments, net	1,882,544	210,918	2,093,462	136,521		2,229,983
Cash and cash equivalents	76,702	172	76,874	(172)	E	76,702
Acquisition deposits	28,000	-	28,000	(10,000)	F	18,000
Restricted cash	71,661	-	71,661	-		71,661
Investments in unconsolidated entities	3,303	-	3,303	-		3,303
Below-market lease obligations, net	10,425	-	10,425	-		10,425
Accounts receivable, net	-	2,519	2,519	(2,519)	E	-
Prepaid expenses and other assets	38,926	584	39,510	2,561	E/G	42,071
Due from third party hotel management company	-	5,641	5,641	(5,641)	E	-
Deferred financing fees, net	16,474	1,465	17,939	6,284	E/H	24,223
Deferred tax assets, net		88	88	(88)	E	-
Total Assets	$2,128,035	$221,387	$2,349,422	$126,946		$2,476,368

Liabilities, Non-controlling Interest and Equity

Mortgage notes payable	$1,187,102	$28,711	$1,215,813	196,499	E/I	$1,412,312
Promissory notes payable	-	-	-	-		-
Mandatorily redeemable preferred securities	408,810	-	408,810	-		408,810
Accounts payable and accrued expenses	53,558	8,157	61,715	(8,157)	E	53,558
Derivative financials instruments	-	59	59	(59)	E	-
Due to affiliate	3,159	-	3,159	-		3,159
Total liabilities	1,652,629	36,927	1,689,556	188,283		1,877,839
Preferred stock	-	-	-	-		-
Common stock	250	-	250	-		250
Additional paid-in capital	546,043	-	546,043	-		546,043
Accumulated earnings (deficit)	(73,655)	184,460	110,805	(61,337)	J	49,468
Non-controlling interest - consolidated variable interest entity	2,768	-	2,768	-		2,768
Total equity	475,406	184,460	659,866	(61,337)		598,529
Total Liabilities, Non-controlling Interest and Equity	$2,128,035	$221,387	$2,349,422	$126,946		$2,476,368

Notes to unaudited Pro Forma Condensed Consolidated/Combined Balance Sheet

A	Reflects the historical Consolidated Balance Sheet of the Company as of June 30, 2015.

B	Reflects the historical Consolidated Balance Sheet of Summit as of June 30, 2015.

C	Represents an adjustment to real estate investments as estimated by the Company's initial purchase price allocation, see table below.

(in thousands)	Summit Portfolio	Pro Forma Adjustment	Estimated Purchase Price Allocation
Land	$32,528	$19,136	$51,664
Buildings and improvements	208,390	53,530	261,920
Furniture, fixtures and equipment	41,976	(8,121)	33,855
Total real estate investments	$282,894	$64,545	$347,439

D	Represents the removal of historical accumulated depreciation per Summit's consolidated financial statements as it is assumed the Summit Portfolio's real estate investments were acquired as of the balance sheet date presented.

E	Represents an adjustment to remove assets or liabilities of Summit that were not acquired in the transaction.

F	Represents an adjustment to reflect the use of Summit deposits in the transaction.

G	Represents an adjustment for deferred franchise fees estimated to be incurred at the time of closing in the amount of approximately $3.1 million.

H	Represents an adjustment for deferred financing fees estimated to be incurred at the time of closing in the amount of approximately $7.7 million.

I	Represents an adjustment for additional mortgage debt estimated to be incurred at the time of closing in the amount of approximately $225.2 million.

J	Represents an adjustment to eliminate Summit equity and for the impact of pro forma adjustments.

American Realty Capital Hospitality Trust, Inc.

Unaudited Pro Forma Condensed Consolidated/Combined Statement of Operations

Year Ended December 31, 2014

(In thousands, except for share and per share data)

	ARC Hospitality (A)		Barceló Portfolio Acquisition Pro			Grace Portfolio Acquisition Pro			Summit Portfolio Acquisition Pro Forma		ARC Hospitality Pro Forma for the Barceló Portfolio, Grace Portfolio, and Summit Portfolio
	Predecessor	Successor	Forma Adjustments		Grace (B)	Forma Adjustments		Summit (C)	Adjustments		Acquisitions
	For the Period from January 1 to March 20, 2014	For the Period from March 21 to December 31, 2014	Year Ended December 31, 2014		Year Ended December 31, 2014	Year Ended December 31, 2014		Year Ended December 31, 2014	Year Ended December 31, 2014		Year Ended December 31, 2014

Revenues
Rooms	$6,026	$26,163	$-		$442,901	$ (33,246)	D	$81,285	$-		$523,129
Food and beverage	1,543	5,612	-		8,669	-		1,489	-		17,313
Other	676	3,096	-		6,790	(354)	D	1,419	-		11,627
Total revenue	8,245	34,871	-		458,360	(33,600)		84,193	-		552,069
Operating expenses
Rooms	1,405	5,411	-		111,991	(9,135)	D	21,690	-		131,362
Food and beverage	1,042	3,785	-		7,953	-		1,478	-		14,258
Asset management fees	-	-	-		5,646	(5,238)	E	-	74	E	482
Other	-	-	-		4,482	-		-	-		4,482
Other property-level operating costs (non-departmental)	3,490	13,049	-		141,282	(12,135)	D	9,642	-		155,328
Property tax, ground lease, insurance and property management fees	289	1,498	-		33,359	(2,800)	D	22,181	842	M	55,369
Corporate overhead	-	-	-		12,579	(12,579)	F	-	-		-
Depreciation and amortization	994	2,796	(699)	G	82,503	(20,662)	G	13,494	50	N	78,476
Rent	933	3,879	467	G	-	-		-	-		5,279
Impairment charges	-	-	-		62,295	(62,295)	H	-	-		-
Total operating expenses	8,153	30,418	(232)		462,090	(124,844)		68,485	966		445,036
Income from Operations	92	4,453	232		(3,730)	91,244		15,708	(966)		107,033
Interest income	-	103	-		81	(81)	D	-	-		103
Interest expense	(531)	(5,958)	(166)	I	(63,315)	(26,184)	I	(4,299)	(7,163)	I	(107,616)
Acquisition and transaction related costs	-	(10,884)	10,884	J	-	-		-	-		-
Other income (expense)	-	-	-		159	-		(19)	-		140
Equity in earnings (losses) of unconsolidated affiliates	(166)	352	-		-	-		-	-		186
Unrealized loss on derivatives	-	-	-		(277)	-		-	-		(277)
Gain on sale of investment in real estate	-	-	-		221	-		-	-		221
General and administrative	-	(2,316)	-		-	(12,339)	F	(1,955)	-		(16,610)
Contingent loss on litigation settlement	-	-	-		(24,250)	-		-	-		(24,250)
Gain on extinguishment of debt	-	-	-		13,199	-		-	-		13,199
Total other expenses	(697)	(18,703)	10,718		(74,182)	(38,604)		(6,273)	(7,163)		(134,904)
Net income (loss) from continuing operations before taxes	(605)	(14,250)	10,950		(77,912)	52,640		9,435	(8,129)		(27,871)
Provision for income taxes	-	591	-		-	3,398	K	429	245	K	4,663
Net income (loss) from continuing operations and comprehensive loss from continuing operations	$(605)	$(14,841)	$10,950		$(77,912)	$49,242		$9,006	$(8,374)		$(32,534)
Basic and diluted net loss per share	N/A	$(5.25)									$(6.42)
Basic and diluted weighted average shares outstanding	N/A	2,826,352				2,242,455	L				5,068,807

N/A - not applicable

Notes to unaudited Pro Forma Condensed Consolidated/Combined Statement of Operations for the Year Ended December 31, 2014

A	Reflects the historical combined Statement of Operations for the Barceló Portfolio (Predecessor) for the period from January 1 to March 20, 2014 and the Consolidated Statement of Operations for the Company (Successor) for the period from March 21, 2014 to December 31, 2014.
B	Reflects the historical Combined Consolidated Statement of Operations of the Grace Portfolio for the year ended December 31, 2014.
C	Reflects the historical Consolidated Statement of Operations of the Summit for the year ended December 31, 2014.
D	Represents adjustments to remove the revenues and expenses of the hotels which were removed from the Grace Portfolio acquisition but reflected in the Grace financials.

E	Represents an adjustment to remove the current Grace asset management fees and include the pro forma management fees upon the acquisition of the Grace Portfolio and the Summit Portfolio, see table below.

(in thousands, except for unit data)

				Number of Units
				Issued per Quarter
Class B Units	Cost of Assets	Rate	Price per Unit	(2)	Distribution Rate	Dividend
Grace Distributions on Class B Units (1)	$1,920,420	0.1875%	$22.50	160,035	6.8%	$408
Summit Distributions on Class B Units (1)	$347,400	0.1875%	$22.50	28,950	6.8%	$74

(1) For its asset management services, the Company issues Class B Units to the Advisor on a quarterly basis in an amount equal the cost of the Company’s assets multiplied by 0.1875%. The Advisor is entitled to receive distributions on the vested and unvested Class B Units it receives in connection with its asset management subordinated participation at the same rate as distributions received on the Company’s common stock. The restricted Class B Units are not to be convertible into unrestricted Class B Units until such time as the adjusted market value of the Company’s assets plus applicable distributions equals the sum of the aggregate capital contributed by investors plus an amount equal to a 6.0% cumulative, pre-tax, non-compounded annual return to investors.

(2) Class B units are issued in arrears at the end of each quarter.

F	Grace corporate overhead is reclassified to general and administrative expenses to match the Company's presentation. This also represents an adjustment to remove the corporate overhead associated with the hotels which were removed from the Grace Portfolio acquisition, see table below.

(in thousands)	General and Administrative Expenses
Corporate overhead	$(12,579)
Corporate overhead related to ten excluded hotels	240
Corporate overhead reclassified to general and administrative expenses	$(12,339)

G	Represents an adjustment to record depreciation and amortization expense in accordance with the Company's estimated purchase price allocation and depreciation policies for the Barceló and Grace Portfolios, see table below.

Fee Simple and Leases

	Barceló Portfolio			Grace
	Pro Forma	Depreciable		Pro Forma	Depreciable		Total
(in thousands, except depreciable life)	Allocation	Life (2)	Depreciation	Allocation (1)	Life (2)	Depreciation	Depreciation
Land	$12,061	N/A	$-	$276,232	N/A	$-	$-
Buildings and improvements	81,176	40.00	2,029	1,400,395	40.00	35,010	37,039
Leases	-	N/A	-	2,621	26.86	98	98
Furniture, fixtures and equipment	5,308	5.00	1,062	128,752	5.00	25,750	26,812
Total	$98,545		$3,091	$1,808,000		$60,858	$63,949
Lease(3)	$8,400	18.00	$467	$-	N/A	$-	$467

(1) The aggregate contract purchase price for the Grace Portfolio is $1.808 billion, exclusive of closing costs. This purchase price includes 116 hotels in the Grace Portfolio. The purchase price allocation is an estimate; the final purchase price allocation will be completed within one year of closing.

(2) The useful lives are estimated to be 40 years for buildings, five years for furniture, fixtures and equipment and the shorter of the useful life or the remaining lease term for leases. The depreciable life shown above for leases represents the weighted average lives of various hotel properties subject to operating leases.

(3) The Barceló Portfolio lease is treated as a below market lease under GAAP and amortized to rent expense over the remaining lease term.

N/A - not applicable

Franchise Fees	Estimated Fees
	Incurred at	Depreciable
(in thousands, except depreciable life)	Acquisition	Life (1)	Depreciation
Franchise Fees	$14,750	15	$983

(1) The useful life is estimated to be 15 years for franchise fees.

Total
(in thousands)	Depreciation
Fee Simple and Grace Leases	$63,949
Franchise Fees	983
$64,932
Barceló Lease	$467

H	Represents the removal of impairment charges related to the book value of some hotels in the Grace Portfolio which were adjusted to the agreed upon sale price.

I	Represents an adjustment for the pro forma capital structure, see tables below.

Barceló Portfolio Debt

(in thousands)	Face Amount of Debt	Interest Rate	Interest
Mortgage financing arranged by ARC Hospitality at the closing of the Barceló Portfolio acquisition (1)	$45,500	4.30%	$(1,957)
Promissory note financing arranged by ARC Hospitality at the closing of the Barceló Portfolio acquisition (2)	58,074	6.80%	(3,949)
Promissory note financing arranged by ARC Hospitality at the closing of the Barceló Portfolio acquisition (3)	5,000	6.80%	(340)
Promissory note financing arranged by ARC Hospitality at the closing of the Barceló Portfolio acquisition (4)	1,775	4.50%	(80)
Subtotal	$110,349		$(6,326)
Amortization of deferred financing costs (5)			(329)
Total cost of debt for period			$(6,655)

Grace Portfolio Debt

				Changes in Interest Expense
(in thousands)	Face Amount of Debt	Interest Rate	Interest	(-) 100 Basis Points	(+) 100 Basis Points
Mortgage debt assumed by ARC Hospitality at the closing of the Grace transaction (6)	$801,100	3.26%	$(26,116)	$(8,011)	$8,011
Mortgage debt assumed by ARC Hospitality at the closing of the Grace transaction (6)	102,800	4.92%	(5,058)	(1,028)	1,028
New mortgage debt arranged by ARC Hospitality at the closing of the Grace transaction (7)	227,000	6.25%	(14,188)	-	2,270
Class A Units (8)	447,100	7.50%	(33,533)	N/A	N/A
Subtotal	$1,578,000		$(78,895)	$(9,039)	$11,309
Amortization of deferred financing costs (5)			(10,604)
Total cost of debt for period			$(89,499)

Summit Portfolio Debt

				Changes in Interest Expense
(in thousands)	Face Amount of Debt	Interest Rate	Interest	(-) 100 Basis Points	(+) 100 Basis Points
Term Loan (9)	$225,210	3.95%	$(8,896)	$(2,252)	$2,252
Amortization of deferred financing costs (5)			(2,567)
Total cost of debt for period			$(11,462)

(1) Mortgage financing obtained on two owned hotel properties in the Barceló Portfolio acquisition.

(2) Financing obtained on three owned hotel properties and one hotel property subject to an operating lease in the Barceló Portfolio acquisition.

(3) Financing obtained on two joint ventures that each own a hotel property in the Barceló Portfolio acquisition.

(4) Financing obtained to fund the property improvement reserves required for the assets obtained in the Barceló Portfolio acquisition.

(5) Deferred financing costs are amortized over the life of the instrument using the effective interest method.

(6) Financing on 96 hotels of the total 116 hotels included in the Grace Portfolio. The Company must have an interest rate cap in place with a principal amount of at least the outstanding balance due under these notes.

(7) The interest rate associated with this debt instrument is the greater of (i) a floating rate of interest equal to LIBOR plus a spread and (ii) 6.25%. The spread for this debt instrument is 6.00%. LIBOR was 0.16% as of December 31, 2014, thus a decrease in the interest rate would not have any impact on interest expense.

(8) The Sellers hold Class A Units which are entitled to monthly distributions at a rate of 7.50% per annum for the first 18 months following closing and 8.00% per annum thereafter. On liquidation, the Sellers, as holders of the Class A Units, will be entitled to receive its original value (as reduced by redemptions) prior to any distributions being made to the Company. Due to their characteristics, the Class A Units are treated as debt under GAAP.

(9) Mortgage financing obtained as part of Term Loan. Interest rate is equal to a base rate plus a spread of between 3.25% and 3.75%.

N/A - Interest rate is fixed and thus change in interest rate analysis is not applicable.

J	Represents an adjustment to remove the acquisition and transaction related expenses relating to the Barceló Portfolio acquisition and Grace Portfolio acquisition.

K	Represents an adjustment for pro forma income tax provision as each hotel will be operated through a taxable real estate investment trust subsidiary ("TRS"), see table below.

(in thousands)	Barceló Portfolio	Grace Portfolio	Summit
Taxable income (1)	$1,478	$8,495	$1,684
Income tax rate (2)	40%	40%	40%
Provision for income tax	$591	$3,398	$674

(1) Taxable income is based on arm's length rent between the Company and the TRS for each hotel.

(2) Estimated income tax rate.

L	Represents the pro forma adjusted number of shares to be added based on equity raise requirements for the Grace Portfolio acquisition. Share value used to calculate the additional share requirements is based on the Company’s offering price of $25 less fees charged by the Company's broker dealer and other offering related expenses.

M	Represents an adjustment to property management fees of $0.8 million.

N	Represents an adjustment to record depreciation and amortization expense in accordance with the Company's estimated purchase price allocation and depreciation policies for the Summit Portfolio, see table below.

	Summit Portfolio
	Pro Forma	Depreciable
(in thousands, except depreciable life)	Allocation (1)	Life (2)	Depreciation
Land	$51,664	N/A	N/A
Buildings and improvements	261,920	40.00	6,548
Furniture, fixtures and equipment	33,855	5.00	6,771
Total	$347,439		$13,319

(1) The aggregate contract purchase price for the Summit Portfolio is $347.4 million, exclusive of closing costs. The purchase price allocation is an estimate; the final purchase price allocation will be completed within one year of closing.

(2) The useful lives are estimated to be 40 years for buildings, and five years for furniture, fixtures and equipment.

N/A - not applicable

Franchise Fees

	Estimated Fees
	Incurred at	Depreciable
(in thousands, except depreciable life)	Acquisition (1)	Life (2)	Depreciation
Franchise Fees	$3,145	12-20 years	$225

(1) See Note G to the unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2015 for additional discussion.

(2) The useful life is estimated to be 12-20 years for franchise fees.

Total
(in thousands)	Depreciation
Fee Simple	$13,319
Franchise Fees	225
$13,544

American Realty Capital Hospitality Trust, Inc.

Unaudited Pro Forma Condensed Consolidated/Combined Statement of Operations

Six Months Ended June 30, 2015

(In thousands, except for share and per share data)

	ARC Hospitality (A)	Grace Portfolio Acquisition Pro Forma Adjustments		Summit (B)	Summit Portfolio Acquisition Pro Forma Adjustments		ARC Hospitality Pro Forma for the Grace Portfolio and Summit Portfolio Acquisitions
	Six Months Ended June 30, 2015	Six Months Ended June 30, 2015		Six Months Ended June 30, 2015	Six Months Ended June 30, 2015		Six Months Ended June 30, 2015

Revenues
Rooms	$176,501	$61,354	C	$42,503	$-		$280,358
Food and beverage	7,161	1,368	C	962	-		9,491
Other	4,654	1,190	C	679	-		6,523
Total revenue	188,316	63,912		44,144	-		296,372
Operating expenses
Rooms	38,643	16,036	C	10,812	-		65,491
Food and beverage	5,523	1,213	C	899	-		7,635
Asset management fees	-	-		-	12	G	12
Other property-level operating costs (non-departmental)	69,528	22,198	C	5,387	-		97,113
Property tax, ground lease, insurance and property management fees	7,532	3,455	C	11,421	441	H	22,849
Depreciation and amortization	26,621	10,307	D	6,709	63	I	43,700
Rent	2,828	-		-	-		2,828
Total operating expenses	150,675	53,209		35,228	516		239,628
Income from Operations	37,641	10,703		8,916	(516)		56,744
Interest expense	(33,643)	(14,917)	E	(2,115)	(3,616)	E	(54,291)
Acquisition and transaction related costs	(38,431)	38,431	F	-	-		-
Other income (expense)	2,201	-		(51)	-		2,150
Equity in earnings (losses) of unconsolidated affiliates	8	-		-	-		8
General and administrative	(3,964)	-		(886)	-		(4,850)
Total other expenses	(73,829)	23,514		(3,052)	(3,616)		(56,983)
Net income (loss) from continuing operations before taxes	(36,188)	34,217		5,864	(4,132)		(239)
Provision for income taxes	3,356	-		151	202	J	3,709
Net income (loss) from continuing operations and comprehensive loss from continuing operations	$(39,544)	$34,217		$5,713	$(4,334)		$(3,948)
Basic and diluted net loss per share	(2.31)						$(0.23)
Basic and diluted weighted average shares outstanding	17,083,902						17,083,902

Notes to unaudited Pro Forma Condensed Consolidated/Combined Statement of Operations for the Six Months Ended June 30, 2015

A	Reflects the historical Consolidated Statement of Operations for the Company, which includes the results of operations of the Grace Portfolio from February 27, 2015 through June 30, 2015.
B	Reflects the historical Consolidated Statement of Operations of Summit for the six months ended June 30, 2015.
C	Reflects adjustments for the Grace Portfolio to include results of operations from January 1, 2015 to February 26, 2015.

D	Represents an adjustment to record depreciation and amortization expense in accordance with the Company's estimated purchase price allocation and depreciation policies, see table below.

Fee Simple and Leases

	Grace
	Pro Forma	Depreciable	Annual	Adjusted
(in thousands, except depreciable life)	Allocation (1)	Life (2)	Depreciation	Depreciation
Land	$276,232	N/A	$-	$-
Buildings and improvements	1,400,395	40.00	35,010	5,835
Leases	2,621	26.86	98	16
Furniture, fixtures and equipment	128,752	5.00	25,750	4,292
Total	$1,808,000		$60,858	$10,143

(1) The aggregate contract purchase price for the Grace Portfolio is $1.808 billion, exclusive of closing costs. This purchase price includes 116 hotels in the Grace Portfolio. The purchase price allocation is an estimate; the final purchase price allocation will be completed within one year of closing.

(2) The useful lives are estimated to be 40 years for buildings, five years for furniture, fixtures and equipment and the shorter of the useful life or the remaining lease term for leases. The depreciable life shown above for leases represents the weighted average lives of various hotel properties subject to operating leases.

N/A - not applicable

Franchise Fees

(in thousands, except depreciable life)	Estimated Fees Incurred at Acquisition	Depreciable Life (1)	Annual Depreciation	Adjusted Depreciation
Franchise Fees	$14,750	15 years	$983	$164

(1) The useful life is estimated to be 15 years for franchise fees.

Total

(in thousands)	Adjusted Depreciation
Depreciation	$10,143
Franchise Fees	164
$10,307

E	Represents an adjustment for the pro forma capital structure, see tables below.

Grace Portfolio Debt

					Changes in Interest Expense
(in thousands)	Face Amount of Debt	Interest Rate	Annual Interest	Adjusted Interest	(-) 100 Basis Points	(-) 100 Basis Points
Mortgage debt assumed by ARC Hospitality at the closing of the Grace transaction (1)	$801,100	3.26%	$(26,116)	$(4,352)	$(8,011)	$8,011
Mortgage debt assumed by ARC Hospitality at the closing of the Grace transaction (1)	102,800	4.92%	(5,058)	$(843)	(1,028)	1,028
New mortgage debt arranged by ARC Hospitality at the closing of the Grace transaction (2)	227,000	6.25%	(14,188)	$(2,365)	-	2,270
Class A Units (3)	447,100	7.50%	(33,533)	$(5,389)	N/A	N/A
Subtotal	$1,578,000		$(78,895)	$(13,149)	$(9,039)	$11,309
Amortization of deferred financing costs (4)			(10,604)	(1,767)
Total cost of debt for period			$(89,499)	$(14,917)

Summit Portfolio Debt

					Changes in Interest Expense
(in thousands)	Face Amount of Debt	Interest Rate	Annual Interest	Adjusted Interest	(-) 100 Basis Points	(+) 100 Basis Points
Term Loan (5)	$225,210	3.95%	$(8,896)	$(4,448)	$(2,252)	$2,252
Amortization of deferred financing costs (4)			(2,567)	(1,283)
Total cost of debt for period			$(11,462)	$(5,731)

(1) Financing on 96 hotels of the total 116 hotels included in the Grace Portfolio. The Company must have an interest rate cap in place with a principal amount of at least the outstanding balance due under these notes.

(2) The interest rate associated with this debt instrument is the greater of (i) a floating rate of interest equal to LIBOR plus a spread and (ii) 6.25%. The spread for this debt instrument is 6.00%. LIBOR was 0.19% as of June 30, 2015, thus a decrease in the interest rate would not have any impact on interest expense.

(3) The Sellers hold Class A Units which are entitled to monthly distributions at a rate of 7.50% per annum for the first 18 months following closing and 8.00% per annum thereafter. On liquidation, the Sellers, as holders of the Class A Units, will be entitled to receive its original value (as reduced by redemptions) prior to any distributions being made to the Company. Due to their characteristics, the Class A Units are treated as debt under GAAP.

(4) Deferred financing costs are amortized over the life of the instrument using the effective interest method.

(5) Mortgage financing obtained as part of Term Loan. Interest rate is equal to a base rate plus a spread of between 3.25% and 3.75%.

N/A - Interest rate is fixed and thus change in interest rate analysis is not applicable.

F	Represents an adjustment to remove the acquisition and transaction related expenses relating to the Grace Portfolio acquisition.

G	Represents an adjustment to management fees upon closing of the Summit Portfolio acquisition, see table below.

(in thousands, except for unit data)
Class B Units	Cost of Assets	Rate	Price per Unit	Number of Units Issued per Quarter (2)	Distribution Rate	Dividend
Summit Distributions on Class B Units (1)	$347,400	0.1875%	$22.50	28,950	6.8%	$12

(1) For its asset management services, the Company issues Class B Units to the Advisor on a quarterly basis in an amount equal the cost of the Company’s assets multiplied by 0.1875%. The Advisor is entitled to receive distributions on the vested and unvested Class B Units it receives in connection with its asset management subordinated participation at the same rate as distributions received on the Company’s common stock. The restricted Class B Units are not to be convertible into unrestricted Class B Units until such time as the adjusted market value of the Company’s assets plus applicable distributions equals the sum of the aggregate capital contributed by investors plus an amount equal to a 6.0% cumulative, pre-tax, non-compounded annual return to investors.

(2) Class B units are issued in arrears at the end of each quarter.

H	Represents an adjustment to property management fees of $0.4 million.

I	Represents an adjustment to record depreciation and amortization expense in accordance with the Company's estimated purchase price allocation and depreciation policies for the Summit Portfolio, see table below.

	Summit
	Pro Forma	Depreciable	Annual	Adjusted
(in thousands, except depreciable life)	Allocation (1)	Life (2)	Depreciation	Depreciation
Land	$51,664	N/A	$-	$-
Buildings and improvements	261,920	40.00	6,548	3,274
Leases	-	N/A	-	-
Furniture, fixtures and equipment	33,855	5.00	6,771	3,386
Total	$347,439		$13,319	$6,660

(1) The aggregate contract purchase price for the Summit Portfolio is $347.4 million, exclusive of closing costs. The purchase price allocation is an estimate; the final purchase price allocation will be completed within one year of closing.

(2) The useful lives are estimated to be 40 years for buildings, and five years for furniture, fixtures and equipment.

N/A - not applicable

Franchise Fees

	Estimated Fees
	Incurred at	Depreciable	Annual	Adjusted
(in thousands, except depreciable life)	Acquisition (1)	Life (2)	Depreciation	Depreciation
Franchise Fees	$3,145	12-20 years	$225	$113

(1) See Note G to the unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2015 for additional discussion.

(2) The useful life is estimated to be 12-20 years for franchise fees.

Total
(in thousands)	Depreciation
Fee Simple	$6,660
Franchise Fees	113
$6,772

J	Represents an adjustment for pro forma income tax provision as each hotel will be operated through a taxable real estate investment trust subsidiary ("TRS"), see table below.

(in thousands)	Summit Portfolio
Taxable income (1)	$883
Income tax rate (2)	40%
Provision for income tax	$353

(1) Taxable income is based on arm's length rent between the Company and the TRS for each hotel.

(2) Estimated income tax rate.